Exhibit 10.56

THERMO FISHER SCIENTIFIC INC.

AMENDMENT NO. 1 TO
EXECUTIVE CHANGE IN CONTROL RETENTION AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to the Executive Change in Control Retention Agreement dated November 21, 2009 (the “Agreement”) by and between Thermo Fisher Scientific Inc. (the “Company”) and Marc N. Casper (the “Executive”) is made as of November 30, 2010.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Company and the Executive entered into the Agreement to provide separation pay and benefits to the Executive in the event the Executive’s employment with the Company is terminated under certain circumstances;

WHEREAS, the Company desires to amend the Agreement to reflect compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration for the mutual promises contained herein, the parties hereby agree as follows.

1.	Section 3.2 of the Agreement is hereby amended by inserting the following text at the end thereof:

“d.           The provisions of Section 3.5 shall be applied as follows:  Payment of benefits under Section 3.1 shall be made on (or, with respect to in kind benefits subject to Section 409A, commence on) the 60th day following the Executive’s separation from service, provided that the Executive has by that time executed and submitted the release of claims and separation agreement described in Section 3.5.”.  The Company shall provide the Executive with a form of release and separation agreement promptly following the Executive’s separation from service, but in no event later than seven (7) days following the Executive’s separation from service.”

2.             Except as expressly modified herein, the Agreement shall remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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                IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

                                    THERMO FISHER SCIENTIFIC INC.

                                    By:  __________________________________
                                             Name:
                                             Title:

                                    MARC N. CASPER

                                    __________________________________